UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2016

COMMAND CENTER, INC.
(Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado	80235
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:  866-464-5844

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Director. Effective as of April 6, 2016, the Board of Directors expanded membership on the board from five directors to six directors. To fill the vacancy created by this expansion, also as of April 6, 2016, the Board appointed R. Rimmy Malhotra, age 40, as a director. The Board believes that Mr. Malhotra brings to the Company a high level of expertise and experience in finance and accounting, both through his management of investment funds and also through his extensive education. He currently serves as the Managing Member and Portfolio Manager for the Nicoya Fund LP, a private investment partnership. He joined Nicoya Capital, the general partner of the Nicoya Fund in 2013, after having served as portfolio manager of the Gratio Values Fund, a mutual fund registered under the Investment Act of 1940 from 2008 to 2013. Prior to this, he was an Investment Analyst at a New York based hedge fund. Mr. Malhotra earned an MBA in Finance from The Wharton School and a master's degree in International Relations from the University of Pennsylvania where he was a Lauder Fellow. Mr. Malhotra holds undergraduate degrees in Computer Science and Economics from Johns Hopkins University.

There have been no transactions between Mr. Malhotra and the Company during the prior fiscal year which would be required to be reported pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Malhotra and any officer or Director of the Company. There are no arrangements or understandings between Mr. Malhotra and any other person pursuant to which Mr. Malhotra was appointed as a Director.

Mr. Malhotra’s compensation as a non-employee director will be determined by the Compensation Committee. Mr. Malhotra has not been appointed to serve on any Board committees.

Prior to joining the Board, Mr. Malhotra executed and there is currently in effect a “10b-5 plan” as prescribed by Rule 10b5-1(c)(1) of the Securities Exchange Act of 1934, as amended, for the purchase of Command Center common shares.

Section 8 – Other Events

Item 8.01 Other Events

On April 12, 2016, the Company issued the press release attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1	Press Release issued by the Company on April 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.

April 12, 2016	By:	/s/ Ronald L Junck
Executive Vice President and Secretary

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